SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2000

                                   ----------


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                         133645702
 (State or other jurisdiction                            (I.R.S. Employer
              of                                      Identification Number)
incorporation or organization)

                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 4.  Changes in Registrant's Certifying Accountant...............         3

Item 7.  Exhibit.....................................................         3

Signature............................................................         4

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Item 4.  Changes in Registrant's Certifying Accountant

      On May 15, 2000, Internet Commerce Corporation ("ICC") replaced Richard A. Eisner & Company, LLP ("Eisner & Company") as its independent auditors. The Audit Committee of the Board of Directors recommended and the Board of Directors approved a change in independent auditors and selected Deloitte & Touche LLP as independent auditors to audit the financial statements of ICC for the fiscal year ending July 31, 2000, subject to ratification by the stockholders at the Annual Meeting.

      Eisner & Company served as independent auditors of ICC since inception. Eisner & Company's report on ICC's financial statements for the last fiscal year did not contain an adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Eisner & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement, if not resolved to the satisfaction of such auditors, would have caused such auditors to make reference to the subject matter of the disagreement(s) in connection with their report thereon during ICC's most recent fiscal year.

Item 7.  Financial Statements and Exhibits

c)       Exhibit

1. Letter of Eisner & Company, dated May 17, 2000, to the Securities and Exchange Commission.


                                       3

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2000

                                    INTERNET COMMERCE CORPORATION


                                    /s/ Dr. Geoffrey S. Carroll
                                    -------------------------------------
                                    Dr. Geoffrey S. Carroll
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)